December 31, 2002

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   Oppenheimer                                              Annual Report
   Bond Fund/VA                                            -------------
   A Series of Oppenheimer Variable Account Funds            Management
                                                            Commentaries
--------------------------------------------------------------------------------

Performance Update

Investment Strategy Discussion

Financial Statements




                                                         [LOGO]
                                                         OppenheimerFunds(R)
                                                         The Right Way to Invest

OPPENHEIMER BOND FUND/VA

--------------------------------------------------------------------------------
Objective
Oppenheimer Bond Fund/VA, a Series of Oppenheimer Variable Account Funds, seeks a high level of current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective.

--------------------------------------------------------------------------------
Narrative by Angelo Manioudakis, Ben Gord and Charles Moon, Members of the Portfolio Management Team
We're pleased to report that the Fund's performance improved during the course of these twelve months (ended 12/31/02), finishing in the top 50% of its peer group, as measured by Lipper, Inc. 1 At year-end, the Fund's total return was strongly positive.
   For the third consecutive year, the bond market delivered markedly better returns than stocks. With the exception of high-yield bonds, every sector of the bond market--Treasuries, corporates and agencies/mortgage-backed securities--delivered positive returns. For that we can thank lower interest rates, which support higher bond prices, as well as cautious investors, who were drawn to the relative safety of Treasuries and other higher-quality bonds.
   Having said that, we should point out that 2002 was anything but a "smooth ride"; the bond market was very turbulent. Mortgage-backed securities (MBSs) were rocked by waves of mortgage prepayments, which can undermine the values of MBSs and make them highly sensitive to interest rate changes. Meanwhile, corporate bonds were buffeted time and again by a host of issues--corporate profitability levels, accounting issues, and government investigations, among others. Ultimately, investment-grade corporates came out ahead while high-yield bonds wound up in negative territory.
   Our team assumed direction of the Fund on April 23, 2002, not long after three of us--Angelo Manioudakis, Benjamin Gord and Charles Moon--joined OppenheimerFunds. We brought with us the very disciplined approach that we had utilized elsewhere as managers of institutional bond portfolios. Along with a fourth team member, Caleb Wong, we set about applying our approach to Oppenheimer Bond Fund/VA. So far, it has worked very well.
   Our goal was to create a portfolio that would generate more consistent returns. So, we evaluated each holding in the portfolio, to determine whether it represented a good value for the amount of risk entailed. As a result, we selectively divested more-volatile securities, such as interest-only mortgage-backed securities (IOs), and traded lower-rated (e.g., single-B) high-yield bonds for better-quality issues (e.g., double-B). Fortunately, we made these alterations before the high-yield and mortgage-backed markets became exceptionally volatile in the summer and early fall.
   We used the proceeds of those sales to construct a larger core portfolio of investment-grade corporates, Treasuries and agencies. We applied analytical tools we have developed over many years to measure the various risks of the overall portfolio--for instance, interest-rate sensitivity and prepayment risk--and made adjustments to keep those risks within acceptable limits. In the end, we wound up with a higher-quality portfolio that still can generate competitive yields.
   Finally, we believe we are finished repositioning the portfolio. We feel that we have a core portfolio that can withstand the market's volatility fairly well.


1. Source: Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. The Fund's Non-Service shares ranked, in the Lipper Corporate Debt Fund A Rated/VA category, 10/32 for the 1-year, 26/26 for the 5-year and 12/21 for the 10-year periods ended 12/31/02. Lipper ranking is for the Non-Service share class only; other classes may have different performance characteristics. Rankings are relative peer group ratings and do not necessarily mean that the fund had high total returns. Past performance is no guarantee of future results.



                          2 | OPPENHEIMER BOND FUND/VA

   We would not be amazed to see continued turmoil in 2003. Right now, the market appears to be preparing for a modest economic recovery, low levels of inflation, and little or no movement in interest rates during '03. If that's the case, interest rates, bond yields and bond prices are likely to change very little over the course of the year. That would mean a lower total-return environment for fixed-income. In the near term, however, with the direction of the economy still unconfirmed, every hint of economic growth or further stagnation will likely prompt an anticipatory reaction in the market. Fortunately, Oppenheimer Bond Fund/VA is well positioned to ride out this turbulence, making it a key part of The Right Way to Invest.

In reviewing performance, please remember that past performance cannot guarantee future results. Because of ongoing market volatility, the Fund's performance may be subject to fluctuations, and current performance may be less than the results shown.

The Fund's portfolio is subject to change. The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.



FUND PERFORMANCE

Management's Discussion of Fund Performance. The twelve months ended December 31, 2002, were a very positive period for Oppenheimer Bond Fund/VA. In addition to generating a solid total return, the Fund rose from the bottom quartile of general bond funds to the top quintile, as measured by Lipper, Inc. Our management team, which assumed day-to-day responsibility for the portfolio on April 23, 2002, repositioned the Fund's portfolio to make it less risk-sensitive and to pursue more consistent returns over time. Toward that end, we decreased the exposure to lower-rated high-yield securities and certain more esoteric investments (e.g., interest-only mortgage-backed securities) and amplified the investment in investment-grade corporate bonds and U.S. Treasury securities. The higher-grade portfolio performed exceptionally well, benefiting from the lowest interest rates since the early 1960s and from a flight to quality that boosted total returns for all bond-market sectors, except high-yield corporate bonds. The Fund's yield declined slightly, due to lower overall bond yields and to our emphasis on higher-grade securities, which generally have lower coupons than those available on lower-rated bonds. The Fund's holdings, strategy and management are subject to change.
Comparing the Fund's Performance to the Market. The graphs that follow shows the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2002. In the case of Non-service shares, performance is measured over a ten-year period. In the case of Service shares, performance is measured from inception of the class on May 1, 2002. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
   The Fund's performance is compared to the performance of the Lehman Brothers Corporate Bond Index, a broad-based, unmanaged index of publicly-issued non-convertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.




                          3 | OPPENHEIMER BOND FUND/VA

FUND PERFORMANCE

Non-Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments In:

[LINE GRAPH]
                Oppenheimer Bond             Lehman Brothers
              Fund/VA (Non-Service)       Corporate Bond Index
12/31/92             10,000                     10,000
3/31/93              10,528                     10,505
6/30/93              10,851                     10,855
9/30/93              11,217                     11,232
12/31/93             11,304                     11,216
3/31/94              11,089                     10,821
6/30/94              11,070                     10,651
9/30/94              11,169                     10,729
12/31/94             11,085                     10,775
3/31/95              11,589                     11,413
6/30/95              12,237                     12,262
9/30/95              12,450                     12,551
12/31/95             12,969                     13,172
3/31/96              12,801                     12,831
6/30/96              12,926                     12,889
9/30/96              13,188                     13,147
12/31/96             13,591                     13,604
3/31/97              13,531                     13,467
6/30/97              13,983                     14,022
9/30/97              14,431                     14,571
12/31/97             14,849                     14,996
3/31/98              15,061                     15,225
6/30/98              15,434                     15,618
9/30/98              15,872                     16,184
12/31/98             15,859                     16,282
3/31/99              15,808                     16,166
6/30/99              15,591                     15,913
9/30/99              15,550                     15,958
12/31/99             15,618                     15,964
3/31/00              15,775                     16,192
6/30/00              15,922                     16,391
9/30/00              16,217                     16,894
12/31/00             16,570                     17,462
3/31/01              17,239                     18,209
6/30/01              17,462                     18,402
9/30/01              18,147                     19,108
12/31/01             17,860                     19,279
3/31/02              17,802                     19,228
6/30/02              18,284                     19,784
9/30/02              19,007                     20,672
12/31/02             19,472                     21,308


Average Annual Total Returns of Non-service Shares of the Fund at 12/31/02 1-Year 9.02% 5-Year 5.57% 10-Year 6.89%


Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                  [LINE CHART]

         Oppenheimer Bond         Lehman Brothers
         Fund/VA (Service)      Corporate Bond Index
5/1/02         10,000                10,000
6/30/02        10,153                10,148
9/30/02        10,554                10,604
12/31/02       10,803                10,930

Cumulative Total Return of Service Shares of the Fund At 12/31/02
Since Inception (5/1/02) 8.03%

Because of ongoing market volatility, the Fund's performance has been subject to fluctuations and current performance may be less than the results shown. For updates on the Fund's performance, please call us at 1.800.981.2871. Past performance is not predictive of future performance.
The inception dates of the Fund were 4/3/85 for the Non-service shares and 5/1/02 for its Service shares. The performance information in the graphs for the Lehman Brothers Corporate Bond Index begins on 12/31/92 in the first graph and on 4/30/02 for the second graph.
Total returns and return performance information include changes in net asset value per share and does not include the charges associated with the separate account products which offer this Fund. Such performance would have been lower if such charges were taken into account. Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. Cumulative total returns are not annualized.
Graphs are not drawn to same scale. An explanation of the calculation of the performance is in the Statement of Additional Information.



                          4 | OPPENHEIMER BOND FUND/VA

                                                            FINANCIAL STATEMENTS
                                                                      PAGES 6-22


                          5 | OPPENHEIMER BOND FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2002


                                     Principal    Market Value
                                        Amount      See Note 1
---------------------------------------------------------------
Asset-Backed Securities--13.9%
AQ Finance NIM Trust, Home Equity
Collateralized Mtg. Obligations:
Series 2001-3A, Cl. Note,
8.835%, 2/25/32 1                  $   371,705   $     374,416
Series 2002-1, Cl. Note,
9.50%, 6/25/32 2                     2,418,513       2,410,955
---------------------------------------------------------------
Capital Auto Receivables Asset Trust,
Automobile Mtg. Backed Nts., Series
2002-4, Cl. A2B, 1.74%, 1/17/05 2    6,850,000       6,860,185
---------------------------------------------------------------
CitiFinancial Mortgage Securities, Inc.,
Home Equity Collateralized Mtg.
Obligations, Series 2002-1, Cl.
AF1, 2.474%, 9/25/32 2               3,264,536       3,273,665
---------------------------------------------------------------
Daimler Chrysler Auto Trust,
Automobile Loan Pass-Through
Certificates, Series 2002-B,
Cl. A2, 2.20%, 4/6/05                3,910,000       3,926,278
---------------------------------------------------------------
Ford Credit Auto Owner Trust,
Automobile Loan Certificates,
Series 2002-D, Cl. A2A,
2.10%, 3/15/05                       7,140,000       7,168,397
---------------------------------------------------------------
Harley-Davidson Motorcycle Trust,
Motorcycle Receivable Nts., Series
2002-2, Cl. A1, 1.91%, 4/16/07       3,646,236       3,656,818
---------------------------------------------------------------
Honda Auto Receivables Owner Trust,
Automobile Mtg. Obligations,
Series 2002-3, Cl. A2,
2.26%, 12/18/04                      4,940,000       4,964,195
---------------------------------------------------------------
Honda Auto Receivables Owner Trust,
Automobile Receivables Obligations,
Series 2002-4, Cl. A2,
1.66%, 6/15/05                       3,750,000       3,753,157
---------------------------------------------------------------
Household Automotive Trust,
Automobile Loan Certificates,
Series 2002-2, Cl. A2,
2.15%, 12/19/05                      3,570,000       3,587,142
---------------------------------------------------------------
Lease Investment Flight Trust,
Collateralized Plane Obligations,
Series 1A, Cl. D2, 8%, 7/15/31 2     5,754,318       1,265,950
---------------------------------------------------------------
Liberte American Loan Master Trust,
Collateralized Loan Obligations,
Series 1999-1A, Cl. D2,
6.424%, 11/25/06 2,3                 9,000,000       6,226,875
---------------------------------------------------------------
Litigation Settlement Monetized
Fee Trust, Asset-Backed
Certificates, Series 2001-1A,
Cl. A1, 8.33%, 4/25/31 2             5,074,954       5,347,986
---------------------------------------------------------------
Long Beach Asset Holdings Corp. NIM
Trust, Home Equity Asset-Backed
Pass-Through Certificates,
Series 2001-3, 7.87%, 9/25/31 2      1,143,095       1,144,167
---------------------------------------------------------------
M&I Auto Loan Trust, Automobile
Loan Certificates, Series 2002-1,
Cl. A2, 1.95%, 7/20/05               2,460,000       2,467,818



                                     Principal    Market Value
                                        Amount      See Note 1
---------------------------------------------------------------
Asset-Backed Securities Continued
MMCA Auto Lease Trust, Auto
Retail Installment Contracts,
Series 2002-A, Cl. A2, 1.59%,
5/16/05 2,3                        $ 3,510,000   $   3,513,442
---------------------------------------------------------------
MSF Funding LLC, Collateralized
Mtg. Obligations, Series 2000-1,
Cl. C, 8.77%, 7/25/07 2,3              869,237         839,423
---------------------------------------------------------------
NC Finance Trust, Collateralized
Mtg. Obligations:
Series 1999-I, Cl. ECFD,
8.75%, 12/25/28 2                    4,282,993       1,884,517
Series 2002-I, Cl. ECFD,
9.25%, 3/25/32 1                     3,617,582       3,572,363
---------------------------------------------------------------
Nissan Auto Lease Trust, Auto Lease
Obligations, Series
2002-A, Cl. A2, 1.86%, 11/15/04 2    7,060,000       7,060,000
---------------------------------------------------------------
Nissan Auto Receivables Owner
Trust, Auto Receivable Nts.,
Series 2002-C, Cl. A2,
1.94%, 9/15/04 2                     5,180,000       5,193,427
---------------------------------------------------------------
ONYX Acceptance Auto Trust,
Automobile Asset-Backed Certificates,
Series 2002, Cl. A,
13.60%, 2/20/32                      1,513,624       1,498,488
---------------------------------------------------------------
Option One Mortgage
Securities Corp., Home Equity
Collateralized Mtg. Obligations:
Series 1999-1, Cl. CTFS,
10.06%, 3/26/29 2                      288,327         277,289
Series 1999-3, Cl. CTFS,
10.80%, 12/15/29                       326,760         320,429
---------------------------------------------------------------
Salomon Smith Barney Auto
Loan Trust, Asset-Backed Auto Loan
Obligations, Series 2002-1, Cl. A2,
1.83%, 9/15/05 2                     5,330,000       5,310,013
---------------------------------------------------------------
Tobacco Settlement Authority,
Asset-Backed Securities,
Series 2001-A, 6.79%, 6/1/10         2,100,000       2,230,179
---------------------------------------------------------------
USAA Auto Owner Trust, Automobile
Loan Asset-Backed Certificates,
Series 2002-1, Cl. A2,
1.95%, 3/15/05                       1,610,000       1,614,777
---------------------------------------------------------------
Volkswagen Auto Lease Trust,
Automobile Lease Asset-Backed
Securities, Series 2002-A,
Cl. A2, 1.77%, 2/20/05               6,900,000       6,906,210
---------------------------------------------------------------
Whole Auto Loan Trust, Auto Loans
Receivables, Series 2002-1, Cl. A2,
1.88%, 6/15/05                       4,540,000       4,546,384
                                                  -------------
Total Asset-Backed Securities
(Cost $107,701,321)                                101,194,945



                          6 | OPPENHEIMER BOND FUND/VA

                                     Principal    Market Value
                                        Amount      See Note 1
---------------------------------------------------------------
Corporate Loans--0.2%
Ferrell Cos., Inc., Sr. Sec. Credit Facilities
Term Loan, Tranche B, 5.47%, 6/17/06 2,3
(Cost $1,368,337)                 $  1,382,159   $   1,352,788

---------------------------------------------------------------
Mortgage-Backed Obligations--24.7%
---------------------------------------------------------------
Government Agency--16.1%
---------------------------------------------------------------
FHLMC/FNMA/sponsored--15.9%
Asset Securitization Corp., Interest-Only
Stripped Mtg.-Backed Security
Collateralized Mtg. Obligations,
Series 1997-D4, Cl. PS1,
1.097%, 4/14/29 4                   50,303,179       2,562,318
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Gtd. Mtg. Pass-Through
Participation Certificates:
8%, 4/1/16                           4,484,956       4,856,163
9%, 8/1/22-5/1/25                    1,044,947       1,164,784
Series 151, Cl. F, 9%, 5/15/21         193,144         200,201
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through
Certificates, Series 2054, Cl. TE,
6.25%, 4/15/24                         109,000         111,048
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Home Equity Loan Structured
Pass-Through Certificates, Series
HOO2, Cl. A2, 1.861%, 12/15/06       5,820,000       5,793,173
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped
Mtg.-Backed Security:
Series 206, Cl. IO,
7.50%, 12/15/29 4                    6,856,275         903,100
Series 303, Cl. IO,
7.50%, 11/1/29 4                     2,605,457         352,958
---------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 3/1/11                          212,212         225,261
6.50%, 1/25/33 5                    32,350,000      33,684,438
7%, 11/1/25                            178,808         189,187
7%, 1/25/33 5                       60,618,000      63,762,559
7.50%, 1/1/08-1/1/26                   732,172         781,568
8%, 5/1/17                              90,266          98,644
---------------------------------------------------------------
Federal National Mortgage Assn.,
Collateralized Mtg. Obligations, Gtd.
Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Trust 131,
Cl. G, 8.75%, 11/25/05                 304,008         321,022
---------------------------------------------------------------
Federal National Mortgage Assn., Gtd.
Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Trust
1989-17, Cl. E, 10.40%, 4/25/19        254,357         288,151
                                                 --------------
                                                   115,260,292

---------------------------------------------------------------
GNMA/Guaranteed--0.2%
Government National Mortgage Assn.:
7%, 1/15/09-5/15/09                    158,279         170,164
8.50%, 8/15/17-12/15/17              1,249,416       1,382,317
                                                 --------------
                                                     1,552,481


                                     Principal    Market Value
                                        Amount      See Note 1
---------------------------------------------------------------
Private--8.6%
---------------------------------------------------------------
Commercial--5.4%
Asset Securitization Corp., Commercial
Mtg. Pass-Through Certificates,
Series 1996-MD6, Cl. A3, 7.089%,
11/13/29 3                        $  1,200,000   $   1,337,713
---------------------------------------------------------------
Asset Securitization Corp., Interest-Only
Stripped Mtg.-Backed Security
Commercial Mtg. Pass-Through
Certificates, Series 1997-D5, Cl. PS1,
8.338%, 2/14/41 4                   17,223,827       1,249,064
---------------------------------------------------------------
Capital Lease Funding Securitization LP,
Interest-Only Corporate-Backed
Pass-Through Certificates,
Series 1997-CTL1,
9.305%, 6/22/24 2,4                 27,703,411         919,840
---------------------------------------------------------------
Commercial Mortgage Acceptance Corp.,
Commercial Mtg. Obligations,
Series 1996-C1, Cl. D,
7.50%, 12/25/20 2,3                  1,103,590       1,109,108
---------------------------------------------------------------
CS First Boston Mortgage Securities Corp.,
Interest-Only Stripped Mtg.-Backed
Security, Series 1998-C1, Cl. AX,
7.226%, 4/11/30 4                   23,390,512       1,134,533
---------------------------------------------------------------
DLJ Commercial Mortgage Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1999-STF1,
Cl. B6, 5.01%, 7/5/08 2,8           34,282,670          34,283
---------------------------------------------------------------
DLJ Mortgage Acceptance Corp.,
Commercial Mtg. Obligations, Series
1996-CF1, Cl. A3, 7.848%, 3/13/28 3  2,000,000       2,266,644
---------------------------------------------------------------
FDIC Trust, Gtd. Real Estate
Mtg. Investment Conduit Pass-Through
Certificates:
Series 1994-C1, Cl.2D,
8.70%, 9/25/25 2                       381,974         371,470
Series 1994-C1, Cl.2E,
8.70%, 9/25/25 2                     1,500,000       1,457,578
---------------------------------------------------------------
First Union-Chase Commercial
Mortgage Trust, Interest-Only
Commercial Mtg. Pass-Through
Certificates, Series 1999-C2, Cl. IO,
10.117%, 6/15/31 4                  88,332,038       3,153,454
---------------------------------------------------------------
First Union-Lehman Brothers
Commercial Mortgage Trust,
Interest-Only Stripped Mtg.-Backed
Security, Series 1998-C2,
10.195%, 5/18/28 4                  17,845,330         518,978
---------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc., Interest-Only Stripped
Mtg.-Backed Security Pass-Through
Certificates, Series 1997-C1, Cl. X,
11.692%, 7/15/27 4                  16,149,676         951,317
---------------------------------------------------------------
Lehman Brothers Commercial Conduit
Mortgage Trust, Interest-Only
Stripped Mtg.-Backed Security, Series
1998-C1, Cl. IO,
11.541%, 2/18/28 4                  24,529,346       1,040,581




                          7 | OPPENHEIMER BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                     Principal    Market Value
                                        Amount      See Note 1
---------------------------------------------------------------
Commercial Continued
Lehman Structured Securities Corp.,
Collateralized Mtg. Obligations,
Series 2002-GE1, Cl. A,
6%, 7/26/24 2                    $   4,013,454   $   3,911,864
---------------------------------------------------------------
Morgan Stanley Capital I, Inc.,
Commercial Mtg. Pass-Through
Certificates, Series 1996-WF1, Cl.
A2, 7.339%, 11/15/28 1,3             4,393,793       4,520,698
---------------------------------------------------------------
NationsBank Trust, Lease Pass-Through
Certificates, Series 1997A-1,
7.442%, 1/10/11 3                    2,051,757       2,293,272
---------------------------------------------------------------
PNC Mortgage Securities Corp.,
Collateralized Mtg. Obligations
Pass-Through Certificates,
Series 1998-12, Cl. 1A2,
5.75%, 1/25/29                       9,685,500       9,753,645
---------------------------------------------------------------
Salomon Brothers Mortgage
Securities VII, Inc., Interest-Only
Commercial Mtg. Pass-Through
Certificates, Series 1999-C1,
Cl. X, 11.594%, 5/18/32 4          417,966,949       3,265,367
                                                  -------------
                                                    39,289,409

---------------------------------------------------------------
Other--0.0%
Salomon Brothers Mortgage
Securities VI, Inc., Interest-Only
Stripped Mtg.-Backed Security,
Series 1987-3, Cl. B, (25.42)%,
10/23/17 2,4                            27,601           6,055
---------------------------------------------------------------
Salomon Brothers Mortgage Securities
VI, Inc., Principal-Only Stripped
Mtg.-Backed Security, Series
1987-3, Cl. A,
(1.539)%, 10/23/17 2,6                  39,474          32,887
                                                  -------------
                                                        38,942

---------------------------------------------------------------
Residential--3.2%
Countrywide Funding Corp., Mtg.
Pass-Through Certificates, Series
1993-12, Cl. B1, 6.625%, 2/25/24       515,102         527,416
---------------------------------------------------------------
Granite Mortgages plc, Mtg.-Backed
Obligations, Series 2002-2, Cl. 1A1,
1.929%, 1/21/17 3                    3,570,000       3,570,000
---------------------------------------------------------------
Salomon Brothers Mortgage
Securities VII, Inc., Commercial Mtg.
Pass-Through Certificates, Series
1999-NC2, Cl. M3, 4.67%, 4/25/29 3   1,047,006       1,035,227
---------------------------------------------------------------
Structured Asset Securities Corp.,
Collateralized Mtg. Obligations,
Mtg. Pass-Through Certificates:
Series 1998-8, Cl. B,
2.72%, 8/25/28 3                     2,397,589       2,323,471
Series 2002-AL1, Cl. B2,
3.45%, 2/25/32                       3,240,956       2,800,980


                                     Principal    Market Value
                                        Amount      See Note 1
---------------------------------------------------------------
Residential Continued
Washington Mutual Mortgage
Securities Corp., Collateralized
Mtg. Obligations, Pass-Through
Certificates:
Series 2002-AR10, Cl. A1,
2.359%, 10/25/32 2,3              $  2,165,353   $   2,168,858
Series 2002-AR15, Cl. A1, 2.26%,
11/25/32 2                           3,928,864       3,939,674
Series 2002-AR19,
Cl. A-1, 1.771%, 1/25/33             7,010,000       7,010,000
                                                  -------------
                                                    23,375,626
                                                  -------------
Total Mortgage-Backed Obligations
(Cost $176,645,235)                                179,551,033

---------------------------------------------------------------
U.S. Government Obligations--18.2%
---------------------------------------------------------------
Federal Home Loan Mortgage
Corp. Unsec. Nts.:
3%, 7/15/04                         25,900,000      26,473,763
6.25%, 7/15/32                      11,000,000      12,505,834
---------------------------------------------------------------
Federal National Mortgage Assn.
Unsec. Nts.:
5.25%, 6/15/06                      15,000,000      16,359,150
6%, 5/15/11                          5,000,000       5,661,260
6.375%, 6/15/09                     24,000,000      27,807,960
---------------------------------------------------------------
U.S. Treasury Bonds,
5.375%, 2/15/31                     14,981,000      16,336,316
---------------------------------------------------------------
U.S. Treasury Nts.:
3%, 11/15/07                         3,766,000       3,812,488
4%, 11/15/12                        21,809,000      22,124,227
5.875%, 11/15/04                       550,000         594,194
6.50%, 2/15/10                         550,000         657,594
                                                  -------------
Total U.S. Government
Obligations (Cost $127,214,674)                    132,332,786

---------------------------------------------------------------
Foreign Government Obligations--0.4%
United Mexican States Nts.,
7.50%, 1/14/12 (Cost $2,638,602)     2,610,000       2,799,225

---------------------------------------------------------------
Corporate Bonds and Notes--45.3%
---------------------------------------------------------------
Consumer Discretionary--9.5%
---------------------------------------------------------------
Auto Components--0.5%
Delphi Corp., 6.55% Nts., 6/15/06    3,180,000       3,355,526
---------------------------------------------------------------
Automobiles--3.4%
Ford Motor Co.,
7.45% Bonds, 7/16/31                 5,035,000       4,391,572
---------------------------------------------------------------
General Motors Acceptance Corp.:
6.875% Unsec. Unsub. Nts., 8/28/12   3,970,000       3,920,228
7% Auto Loan Nts., 2/1/12            6,579,000       6,617,849
---------------------------------------------------------------
Hertz Corp. (The), 7.625% Sr.
Nts., 6/1/12                         9,200,000       8,796,092
---------------------------------------------------------------
U.S. Leasing International, Inc.,
6.625% Sr. Nts., 5/15/03               750,000         749,096
                                                  -------------
                                                    24,474,837



                          8 | OPPENHEIMER BOND FUND/VA

                                     Principal    Market Value
                                        Amount      See Note 1
---------------------------------------------------------------
Household Durables--0.6%
Pulte Corp., 8.125% Sr.
Unsec. Nts., 3/1/11               $  3,890,000   $   4,361,340
---------------------------------------------------------------
Media--3.8%
AOL Time Warner, Inc.,
6.875% Nts., 5/1/12                  6,800,000       7,196,386
---------------------------------------------------------------
Cox Communications, Inc.,
7.125% Nts., 10/1/12                 3,450,000       3,838,877
---------------------------------------------------------------
News America Holdings, Inc.,
7.75% Sr. Unsec. Debs., 12/1/45      5,826,000       5,743,247
---------------------------------------------------------------
Reed Elsevier Capital, Inc.,
6.75% Bonds, 8/1/11                  2,810,000       3,176,753
---------------------------------------------------------------
Viacom, Inc., 7.70%
Sr. Unsec. Nts., 7/30/10             3,330,000       3,962,024
---------------------------------------------------------------
Walt Disney Co.,
6.75% Sr. Nts., 3/30/06              3,665,000       4,005,288
                                                  -------------
                                                    27,922,575

---------------------------------------------------------------
Multiline Retail--1.2%
Federated Department Stores, Inc.,
6.30% Sr. Nts., 4/1/09               5,455,000       5,828,117
---------------------------------------------------------------
Sears Roebuck Acceptance Corp.:
6% Unsec. Bonds, 3/20/03             1,865,000       1,866,106
6.90% Nts., 8/1/03                   1,295,000       1,306,656
                                                  -------------
                                                     9,000,879

---------------------------------------------------------------
Consumer Staples--2.6%
---------------------------------------------------------------
Food & Drug Retailing--1.4%
Albertson's, Inc., 7.45%
Unsec. Debs., 8/1/29                 2,620,000       2,902,431
---------------------------------------------------------------
Kroger Co. (The), 6.75%
Nts., 4/15/12                        2,635,000       2,921,000
---------------------------------------------------------------
Safeway, Inc., 4.80%
Sr. Unsec. Nts., 7/16/07             3,980,000       4,110,429
                                                  -------------
                                                     9,933,860

---------------------------------------------------------------
Household Products--0.0%
Styling Technology Corp., 10.875%
Sr. Unsec. Sub. Nts., 7/1/08 2,7,8     360,000              --
---------------------------------------------------------------
Tobacco--1.2%
Philip Morris Cos., Inc., 7.25%
Nts., 1/15/03                        9,140,000       9,149,862
---------------------------------------------------------------
Energy--0.3%
---------------------------------------------------------------
Energy Equipment & Services--0.0%
Ocean Rig Norway AS, 10.25% Sr.
Sec. Nts., 6/1/08                      400,000         362,000
---------------------------------------------------------------
Oil & Gas--0.3%
Petroleos Mexicanos, 9.50%
Sr. Sub. Nts., 9/15/27               1,730,000       1,941,925
---------------------------------------------------------------
Financials--14.0%
---------------------------------------------------------------
Banks--2.7%
ABN Amro NA Holding Capital
NV, 6.473% Bonds, 12/29/49 1         2,690,000       2,764,150


                                     Principal    Market Value
                                        Amount      See Note 1
---------------------------------------------------------------
Banks Continued
Credit Suisse First Boston (USA),
Inc., 6.125% Nts., 11/15/11       $  5,585,000   $   5,837,286
---------------------------------------------------------------
Dime Capital Trust I, 9.33%
Capital Securities,
Series A, 5/6/27                     4,848,000       5,528,906
---------------------------------------------------------------
Socgen Real Estate LLC, 7.64%
Bonds, 12/29/49 1,3                  4,800,000       5,285,395
                                                  -------------
                                                    19,415,737

---------------------------------------------------------------
Diversified Financials--3.3%
Aeltus CBO II Ltd./Aeltus CBO II
Corp., 0.319% Sr. Sec. Sub.
Bonds, 8/6/09 2                      5,622,860         281,205
---------------------------------------------------------------
CIT Group, Inc., 7.75% Sr. Unsec.
Unsub. Nts., 4/2/12                  3,080,000       3,465,135
---------------------------------------------------------------
Citigroup, Inc., 6.625%
Unsec. Sub. Nts., 6/15/32            2,120,000       2,322,316
---------------------------------------------------------------
Goldman Sachs Group, Inc. (The),
6.60% Sr. Unsec. Nts., 1/15/12       2,620,000       2,900,073
---------------------------------------------------------------
Household Finance Corp.,
7% Nts., 5/15/12                     4,900,000       5,376,241
---------------------------------------------------------------
J.P. Morgan Chase & Co., 6.625%
Sub. Nts., 3/15/12                   2,675,000       2,904,245
---------------------------------------------------------------
MBNA America Bank NA, 6.625%
Sub. Nts., 6/15/12                   3,310,000       3,375,108
---------------------------------------------------------------
Morgan Stanley, 6.60% Nts., 4/1/12   3,410,000       3,785,993
                                                  -------------
                                                    24,410,316

---------------------------------------------------------------
Insurance--6.4%
American International Group, Inc./
SunAmerica Global Financing VI,
6.30% Sr. Sec. Nts., 5/10/11 1       3,860,000       4,261,560
---------------------------------------------------------------
AXA Group, 8.60% Unsec. Sub.
Nts., 12/15/30                       4,870,000       5,582,496
---------------------------------------------------------------
Farmers Insurance Exchange,
8.625% Nts., 5/1/24 1                1,800,000       1,351,922
---------------------------------------------------------------
John Hancock Global Funding II:
5% Nts., 7/27/07 1                   4,015,000       4,211,518
7.90% Nts., 7/2/10 1                 2,495,000       2,931,126
---------------------------------------------------------------
Metropolitan Life Global Funding
I, 4.75% Nts., 6/20/07               5,250,000       5,526,659
---------------------------------------------------------------
Nationwide CSN Trust, 9.875%
Sec. Nts., 2/15/25 1                 9,000,000       9,786,897
---------------------------------------------------------------
Nationwide Financial
Services, Inc., 5.90% Nts., 7/1/12   3,185,000       3,253,363
---------------------------------------------------------------
Prudential Holdings LLC,
8.695% Bonds, Series C, 12/18/23 1   4,090,000       4,747,247
---------------------------------------------------------------
Prudential Insurance Co.
of America, 8.30% Nts., 7/1/25 1     4,670,000       5,233,454
                                                  -------------
                                                    46,886,242



                          9 | OPPENHEIMER BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued

                                     Principal    Market Value
                                        Amount      See Note 1
---------------------------------------------------------------
Real Estate--1.6%
EOP Operating LP, 7.75%
Unsec. Nts., 11/15/07             $  3,595,000   $   4,081,501
---------------------------------------------------------------
Simon DeBartolo Group LP, 6.875%
Unsec. Nts., 11/15/06                3,685,000       4,013,101
---------------------------------------------------------------
Vornado Realty LP, 5.625% Sr. Unsec.
Unsub. Nts., 6/15/07                 3,260,000       3,324,965
                                                 --------------
                                                    11,419,567

---------------------------------------------------------------
Health Care--3.1%
---------------------------------------------------------------
Health Care Providers & Services--1.5%
Anthem, Inc., 6.80% Unsec.
Unsub. Bonds, 8/1/12                 4,050,000       4,414,646
---------------------------------------------------------------
Cardinal Health, Inc.,
4.45% Nts., 6/30/05                  3,230,000       3,392,372
---------------------------------------------------------------
WellPoint Health Networks, Inc.,
6.375% Nts., 1/15/12                 2,720,000       2,957,031
                                                 --------------
                                                    10,764,049

---------------------------------------------------------------
Pharmaceuticals--1.6%
Bristol-Myers Squibb Co., 5.75%
Nts., 10/1/11 9                      5,265,000       5,616,128
---------------------------------------------------------------
Pharmacia Corp., 6.60% Sr.
Unsec. Nts., 12/1/28                 1,730,000       1,961,049
---------------------------------------------------------------
Wyeth, 5.875% Nts., 3/15/04          3,960,000       4,117,798
                                                 --------------
                                                    11,694,975

---------------------------------------------------------------
Industrials--6.2%
---------------------------------------------------------------
Aerospace & Defense--2.2%
Boeing Capital Corp., 5.65% Sr.
Unsec. Nts., 5/15/06                 4,865,000       5,101,532
---------------------------------------------------------------
Lockheed Martin Corp., 8.20%
Nts., 12/1/09                        3,565,000       4,411,677
---------------------------------------------------------------
Raytheon Co., 5.70%
Sr. Unsec. Nts., 11/1/03             6,475,000       6,603,755
                                                 --------------
                                                    16,116,964

---------------------------------------------------------------
Building Products--0.1%
GSP I Corp., 10.15% First
Mtg. Bonds, 6/24/10 1                  854,166         918,070
---------------------------------------------------------------
Commercial Services & Supplies--1.3%
PHH Corp., 8.125% Nts., 2/3/03 2     4,550,000       4,561,493
---------------------------------------------------------------
Protection One, Inc./Protection One
Alarm Monitoring, Inc.,
7.375% Sr. Unsec. Nts., 8/15/05        300,000         247,500
---------------------------------------------------------------
Safety-Kleen Corp., 9.25% Sr.
Unsec. Nts., 5/15/09 2,7,8             800,000          32,000
---------------------------------------------------------------
Waste Management, Inc.:
7% Sr. Nts., 7/15/28                 3,790,000       3,760,946
7.75% Bonds, 5/15/32 1                 610,000         657,367
                                                 --------------
                                                     9,259,306



                                     Principal    Market Value
                                        Amount      See Note 1
---------------------------------------------------------------
Industrial Conglomerates--2.0%
General Electric Capital Corp.:
6% Nts., 6/15/12                  $  5,000,000   $   5,408,180
6.75% Nts., Series A, 3/15/32        1,110,000       1,231,334
---------------------------------------------------------------
MMCaps Funding I Ltd., Inc.,
8.03% Sr. Nts., 6/15/31 1            7,150,000       7,507,229
                                                 --------------
                                                    14,146,743

---------------------------------------------------------------
Road & Rail--0.6%
Burlington Northern Santa Fe Corp.,
5.90% Sr. Nts., 7/1/12               4,000,000       4,346,404
---------------------------------------------------------------
Materials--0.3%
---------------------------------------------------------------
Chemicals--0.3%
Union Carbide Corp., 6.25%
Nts., 6/15/03                        1,985,000       2,004,477
---------------------------------------------------------------
Metals & Mining--0.0%
National Steel Corp., 9.875%
First Mtg. Bonds, Series D,
3/1/09 7,8                             500,000         196,875
---------------------------------------------------------------
Telecommunication Services--5.3%
---------------------------------------------------------------
Diversified Telecommunication Services--3.6%
Citizens Communications Co., 9.25%
Sr. Nts., 5/15/11                    1,885,000       2,249,127
---------------------------------------------------------------
Deutsche Telekom International BV,
8.25% Unsec. Unsub. Nts., 6/15/05 3  5,000,000       5,470,680
---------------------------------------------------------------
France Telecom SA, 8.70%
Sr. Unsec. Nts., 3/1/06 3            3,265,000       3,577,702
---------------------------------------------------------------
GTE North, Inc., 6.73% Debs.,
Series G, 2/15/28                    3,270,000       3,482,943
---------------------------------------------------------------
New England Telephone & Telegraph
Co., 7.875% Debs., 11/15/29          2,335,000       2,820,752
---------------------------------------------------------------
Sprint Capital Corp.,
8.75% Nts., 3/15/32                  3,270,000       3,115,960
---------------------------------------------------------------
TCI Communications, Inc., 9.80%
Sr. Unsec. Debs., 2/1/12             4,700,000       5,658,377
                                                 --------------
                                                    26,375,541

---------------------------------------------------------------
Wireless Telecommunication Services--1.7%
AT&T Corp.:
6.375% Nts., 3/15/04 3               3,300,000       3,383,708
8.50% Sr. Nts., 11/15/31 3           1,310,000       1,448,885
---------------------------------------------------------------
AT&T Wireless Services, Inc., 7.50%
Sr. Unsec. Nts., 5/1/07              7,405,000       7,635,525
                                                 --------------
                                                    12,468,118

---------------------------------------------------------------
Utilities--4.0%
---------------------------------------------------------------
Electric Utilities--3.0%
Dominion Resources, Inc., 8.125%
Sr. Unsub. Nts., 6/15/10             3,390,000       3,950,699
---------------------------------------------------------------
Duke Energy Corp.,
5.625% Nts., 11/30/12                1,325,000       1,324,818
---------------------------------------------------------------
FirstEnergy Corp., 7.375%
Sr. Unsub. Nts., Series C, 11/15/31  4,705,000       4,576,953




                         10 | OPPENHEIMER BOND FUND/VA

                                     Principal    Market Value
                                        Amount      See Note 1
---------------------------------------------------------------
Electric Utilities Continued
MidAmerican Energy Holdings Co.,
5.875% Sr. Nts., 10/1/12 1        $  7,015,000   $   7,124,420
---------------------------------------------------------------
Progress Energy, Inc., 7.10%
Nts., 3/1/11                         3,835,000       4,234,477
---------------------------------------------------------------
South Carolina Electric & Gas Co.,
9% Mtg. Bonds, 7/15/06                 500,000         549,436
                                                 --------------
                                                    21,760,803

---------------------------------------------------------------
Gas Utilities--1.0%
Colorado Interstate Gas Corp., 10%
Sr. Debs., 6/15/05                     500,000         495,314
---------------------------------------------------------------
Kinder Morgan, Inc., 6.50%
Nts., 9/1/12 1                       1,980,000       2,072,951
---------------------------------------------------------------
NiSource Finance Corp., 7.875%
Sr. Unsec. Nts., 11/15/10            3,920,000       4,314,568
                                                 --------------
                                                     6,882,833

---------------------------------------------------------------
Multi-Utilities--0.0%
Enron Corp., 9.875%
Debs., 6/15/03 7,8                     375,000          50,625
                                                 --------------
Total Corporate Bonds and Notes
(Cost $322,207,760)                                329,620,449


                                         Units
---------------------------------------------------------------
Rights, Warrants and Certificates--0.0%
Pathmark Stores, Inc. Wts.,
Exp. 9/19/10  (Cost $14,872)             5,408           4,164

                                     Principal
                                        Amount
---------------------------------------------------------------
Structured Notes--6.2%
JPMorgan Chase Bank, High Yield
Index Credit-Linked Trust Nts.,
7.55%, 11/15/07                   $ 29,550,000      30,067,125
---------------------------------------------------------------
UBS AG, High Grade Credit-Linked
Nts., 3.065%, 12/10/04 3            15,300,000      15,284,700
                                                 --------------
Total Structured Notes
(Cost $44,850,000)                                  45,351,825



                                     Principal    Market Value
                                        Amount      See Note 1
---------------------------------------------------------------
Joint Repurchase Agreements--4.3%
Undivided interest of 4.49% in joint
repurchase agreement (Market Value
$694,610,000) with Banc One Capital
Markets, Inc., 1.07%, dated 12/31/02, to
be repurchased at $31,206,855 on 1/2/03,
collateralized by U.S. Treasury Nts.,
3%--6.50%, 2/15/03--2/15/12, with a
value of $311,989,144 and U.S. Treasury
Bonds, 1.75%--9.375%, 4/30/04--2/15/23,
with a value of $397,082,690
(Cost $31,205,000)                $ 31,205,000    $ 31,205,000

---------------------------------------------------------------
Total Investments, at Value
(Cost $813,845,801)                      113.2%    823,412,215
---------------------------------------------------------------
Liabilities in Excess of Other Assets    (13.2)    (96,189,662)
                                  -----------------------------
Net Assets                               100.0%   $727,222,553
                                  =============================


Footnotes to Statement of Investments
1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $67,320,783 or 9.30% of the Fund's net assets as of December 31, 2002.
2. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.
3. Represents the current interest rate for a variable or increasing rate security.
4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $16,057,565 or 2.21% of the Fund's net assets as of December 31, 2002.
5. When-issued security to be delivered and settled after December 31, 2002.
6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
7. Issuer is in default.
8. Non-income producing security.
9. Securities with an aggregate market value of $2,133,382 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
See accompanying Notes to Financial Statements.





     11 | OPPENHEIMER BOND FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2002

----------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $813,845,801)--see accompanying statement                              $823,412,215
----------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns                                                            7,187,734
Investments sold on a when-issued basis                                                               2,806,549
Shares of beneficial interest sold                                                                      236,364
Daily variation on futures contracts                                                                     57,438
Other                                                                                                     8,093
                                                                                                   -------------
Total assets                                                                                        833,708,393

----------------------------------------------------------------------------------------------------------------
Liabilities
Bank overdraft                                                                                        5,410,812
----------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased on a when-issued basis                                                         99,967,291
Shares of beneficial interest redeemed                                                                1,059,708
Shareholder reports                                                                                      14,787
Trustees' compensation                                                                                    2,613
Distribution and service plan fees                                                                        1,073
Transfer and shareholder servicing agent fees                                                               436
Other                                                                                                    29,120
                                                                                                   -------------
Total liabilities                                                                                   106,485,840


----------------------------------------------------------------------------------------------------------------
Net Assets                                                                                         $727,222,553
                                                                                                   =============

----------------------------------------------------------------------------------------------------------------
Composition of Net Assets
Par value of shares of beneficial interest                                                         $     64,282
----------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                          736,378,030
----------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                  40,713,852
----------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                            (58,790,479)
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                            8,856,868
                                                                                                   -------------
Net Assets                                                                                         $727,222,553
                                                                                                   =============

----------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
Non-Service shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $724,787,458 and 64,066,177 shares of beneficial interest outstanding)           $11.31
----------------------------------------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $2,435,095 and 215,409 shares of beneficial interest outstanding)                $11.30



See accompanying Notes to Financial Statements.



                         12 | OPPENHEIMER BOND FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2002

------------------------------------------------------------------------------------------------------------
Investment Income
Interest                                                                                        $45,396,060
------------------------------------------------------------------------------------------------------------
Dividends                                                                                           243,249
                                                                                                ------------
Total investment income                                                                          45,639,309

------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                   4,896,856
------------------------------------------------------------------------------------------------------------
Distribution and service plan fees-Service shares                                                     1,382
------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                                   10,435
Service shares                                                                                           14
------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                          31,840
------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                               27,545
------------------------------------------------------------------------------------------------------------
Other                                                                                                33,130
                                                                                                ------------
Total expenses                                                                                    5,001,202
Less reduction to custodian expenses                                                                 (8,389)
Less voluntary waiver of transfer and shareholder servicing agent fees--Service shares                   (4)
                                                                                                ------------
Net expenses                                                                                      4,992,809

------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                            40,646,500

------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                                     (22,890,224)
Closing of futures contracts                                                                      7,840,025
Closing and expiration of option contracts written                                                  138,286
                                                                                                ------------
Net realized loss                                                                               (14,911,913)
------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                             33,764,082
                                                                                                ------------
Net realized and unrealized gain                                                                 19,963,596
------------------------------------------------------------------------------------------------------------
Payment from affiliate                                                                            1,111,427

------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting From Operations                                            $60,610,096
                                                                                                ============




See accompanying Notes to Financial Statements.


                         13 | OPPENHEIMER BOND FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,                                                                           2002            2001
-----------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                     $ 40,646,500    $ 50,640,353
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                                   (14,911,913)      6,571,787
-----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                        33,764,082     (14,467,548)
-----------------------------------------------------------------------------------------------------------------------
Payment from affiliate                                                                       1,111,427              --
                                                                                          -----------------------------
Net increase in net assets resulting from operations                                        60,610,096      42,744,592

-----------------------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares                                                                         (50,820,794)    (44,272,510)
Service shares                                                                                      --              --

-----------------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                          21,383,866     132,884,316
Service shares                                                                               2,348,380              --

-----------------------------------------------------------------------------------------------------------------------
Net Assets
Total increase                                                                              33,521,548     131,356,398
-----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                        693,701,005     562,344,607
                                                                                          -----------------------------
End of period [including undistributed net investment income of $40,713,852
and $50,773,326, respectively]                                                            $727,222,553    $693,701,005
                                                                                          =============================



See accompanying Notes to Financial Statements.




                         14 | OPPENHEIMER BOND FUND/VA

FINANCIAL HIGHLIGHTS


Non-Service shares    Year Ended December 31                    2002          2001          2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $11.21        $11.25        $11.52        $12.32        $11.91
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                            .65           .81           .94           .88           .72
Net realized and unrealized gain (loss)                          .27           .03          (.29)        (1.06)          .07
Payment from affiliate                                           .01            --            --            --            --
                                                              ---------------------------------------------------------------
Total from investment operations                                 .93           .84           .65          (.18)          .79
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                            (.83)         (.88)         (.92)         (.57)         (.20)
Distributions from net realized gain                              --            --            --          (.05)         (.18)
                                                              ---------------------------------------------------------------
Total dividends and/or distributions to shareholders            (.83)         (.88)         (.92)         (.62)         (.38)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $11.31        $11.21        $11.25        $11.52        $12.32
                                                              ===============================================================

-----------------------------------------------------------------------------------------------------------------------------
Total Return
Total return at net asset value 1                               9.02%         7.79%         6.10%        (1.52)%        6.80%
Total return before payment from affiliate 2                    8.93%          N/A           N/A           N/A           N/A

-----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                    $724,787      $693,701      $562,345      $601,064      $655,543
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $686,932      $638,820      $557,873      $633,059      $586,242
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income before payment from affiliate             5.91% 2       7.93%         7.94%         7.22%         6.31%
Net investment income after payment from affiliate              6.07%          N/A           N/A           N/A           N/A
Expenses                                                        0.73%         0.77%         0.76%         0.73%         0.74% 4
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          157%          186%          260%          256%           76%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. The Manager voluntarily reimbursed the Class $1,107,704 from an error in the calculation of the Fund's net asset value per share.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


                         15 | OPPENHEIMER BOND FUND/VA

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------


Service shares    Period Ended December 31                                                                2002 1
---------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                                                                    $10.46
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                                                                      .11
Net realized and unrealized gain                                                                           .72
Payment from affiliate                                                                                     .01
                                                                                                       --------
Total from investment operations                                                                           .84
---------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                                        --
Distributions from net realized gain                                                                        --
                                                                                                       --------
Total dividends and/or distributions to shareholders                                                        --
                                                                                                       --------
Net asset value, end of period                                                                          $11.30
                                                                                                       ========

---------------------------------------------------------------------------------------------------------------
Total Return
Total return at net asset value 2                                                                         8.03%
Total return before payment from affiliate 3                                                              7.94%

---------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                                               $ 2,435
---------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                                                      $   834
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income before payment from affiliate                                                       4.37% 3
Net investment income after payment from affiliate                                                        5.04%
Expenses                                                                                                  0.98%
Expenses, net of reduction to custodian expenses and/or voluntary waiver of transfer agent fees           0.98% 5
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                                    157%


1. For the period from May 1, 2002 (inception of offering) to December 31, 2002.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. The Manager voluntarily reimbursed the Class $3,723 from an error in the calculation of the Fund's net asset value per share.
4. Annualized for periods of less than one full year.
5. Less than 0.01%.

See accompanying Notes to Financial Statements.



                         16 | OPPENHEIMER BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Bond Fund/VA (the Fund) is a separate series of Oppenheimer
Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's main investment objective is to seek a high level of current income. The
Trust's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class.
   The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Securities Purchased on a When-issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its commitments. These transactions of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. As of December 31, 2002, the Fund had entered into when-issued purchase commitments of $99,967,291 and when-issued sale commitments of $2,806,549.
   In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity)
but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.
   Risks to the Fund of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.
--------------------------------------------------------------------------------
Structured Notes. The Fund invests in index-linked structured notes whose principal and/or interest payments depend on the performance of an underlying index. The structured notes are leveraged, which increases the volatility of each note's market value relative to the change in the underlying index. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or



                         17 | OPPENHEIMER BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
loss when a structured note is sold or matures. As of December 31, 2002, the market value of these securities comprised of 6.2% of the Fund's net assets, and resulted in unrealized gains in the current period of $501,825.
--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2002, securities with an aggregate market value of $279,500, representing 0.04% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

As of December 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              -------------------------
                              2008          $13,955,380
                              2010           44,376,811
                                            -----------
                              Total         $58,332,191
                                            ===========

During the fiscal year ended December 31, 2002, the Fund did not utilize any capital loss carryforward.
   As of December 31, 2002, the Fund had approximately $22,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income
(loss) for tax purposes. The character






                         18 | OPPENHEIMER BOND FUND/VA
of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect an increase in undistributed net investment income of $114,820. Accumulated net realized loss was increased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                             Year Ended               Year Ended
                                      December 31, 2002        December 31, 2001
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                       $50,820,794              $44,272,510
      Long-term capital gain                         --                       --
      Return of capital                              --                       --
                                            ------------------------------------
      Total                                 $50,820,794              $44,272,510
                                            ====================================

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                Undistributed net investment income        $40,713,852
                Accumulated net realized loss              (58,790,479)
                Net unrealized appreciation                  8,856,868
                                                           -----------
                Total                                      $(9,219,759)
                                                           ===========

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                Year Ended December 31, 2002 1       Year Ended December 31, 2001
                                                      Shares            Amount           Shares            Amount
------------------------------------------------------------------------------------------------------------------
Non-Service Shares
Sold                                              18,951,559      $204,469,491       24,573,653      $275,467,781
Dividends and/or distributions reinvested          4,914,970        50,820,794        4,099,306        44,272,510
Redeemed                                         (21,695,172)     (233,906,419)     (16,752,613)     (186,855,975)
                                                 -----------------------------------------------------------------
Net increase                                       2,171,357      $ 21,383,866       11,920,346      $132,884,316
                                                 =================================================================



                         19 | OPPENHEIMER BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest Continued

                                              Year Ended December 31, 2002 1         Year Ended December 31, 2001
                                                      Shares          Amount             Shares            Amount
------------------------------------------------------------------------------------------------------------------
Service Shares
Sold                                                 309,112     $ 3,377,815                 --              $ --
Dividends and/or distributions reinvested                 --              --                 --                --
Redeemed                                             (93,703)     (1,029,435)                --                --
                                                 -----------------------------------------------------------------
Net increase                                         215,409     $ 2,348,380                 --              $ --
                                                 =================================================================

1. For the year ended December 31, 2002, for Non-Service shares and for the period from May 1, 2002 (inception of offering) to December 31, 2002, for Service shares.

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2002, were $1,350,346,639 and $1,312,356,860, respectively.

As of December 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $814,991,805 was composed of:

                    Gross unrealized appreciation              $25,444,295
                    Gross unrealized depreciation              (17,023,885)
                                                               -----------
                    Net unrealized appreciation                $ 8,420,410
                                                               ===========

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets over $1 billion.
   For the year ended December 31, 2002, the Manager voluntarily agreed to reimburse the Fund in the amount of $1,111,427 for the inaccurate calculation of the Fund's net asset value. The miscalculation of the net asset value resulted from the receipt of an incorrect price from an independent third party pricing service engaged to provide prices for the portfolio of securities.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $22.50 per account fee.
   Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Fund. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc., the Distributor, for distribution-related services for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of the Service shares of the Fund. For the year ended December 31, 2002, payments under the Service Plan totaled $1,382.




                         20 | OPPENHEIMER BOND FUND/VA

--------------------------------------------------------------------------------
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
   The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2002, the Fund had outstanding futures contracts as follows:

                                                                                         Unrealized
                                 Expiration      Number of        Valuation as of      Appreciation
     Contract Description             Dates      Contracts      December 31, 2002    (Depreciation)
     -----------------------------------------------------------------------------------------------
     Contracts to Purchase
     U.S. Long Bonds                3/20/03            263          $  29,636,813       $   824,578
     U.S. Treasury Nts., 2 yr.      3/27/03            558            120,074,625         1,381,766
     U.S. Treasury Nts., 10 yr.     3/20/03             20              2,300,938            53,125
                                                                                        -----------
                                                                                          2,259,469
                                                                                        -----------
     Contracts to Sell
     U.S. Treasury Nts., 5 yr.      3/20/03          1,147            129,897,750        (2,969,015)
                                                                                        -----------
                                                                                        $  (709,546)
                                                                                        ===========

--------------------------------------------------------------------------------
6. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
   The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
   Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
   Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the



                          21 | OPPENHEIMER BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued


--------------------------------------------------------------------------------
6. Option Activity Continued
Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
   The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 2002 was as follows:

                                                                  Call Options                        Put Options
                                           ----------------------------------- -----------------------------------
                                           Principal (000s)/                   Principal (000s)/
                                                   Number of         Amount of         Number of        Amount of
                                                   Contracts          Premiums         Contracts         Premiums
------------------------------------------------------------------------------------------------------------------
Options outstanding as of
December 31, 2001                                         --         $      --                --       $       --
Options written                                       63,087           414,409             2,400          667,688
Options closed or expired                            (63,087)         (414,409)           (2,400)        (667,688)
                                           -----------------------------------------------------------------------
Options outstanding as of December 31, 2002               --         $      --                --       $       --
                                           =======================================================================

--------------------------------------------------------------------------------
7. Illiquid Securities
As of December 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of December 31, 2002 was $70,786,997, which represents 9.73% of the Fund's net assets.



                         22 | OPPENHEIMER BOND FUND/VA

INDEPENDENT AUDITORS' REPORT


--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Oppenheimer Bond Fund/VA:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Bond Fund/VA, which is a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Bond Fund/VA as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.





DELOITTE & TOUCHE LLP

Denver, Colorado
January 23, 2003





                         23 | OPPENHEIMER BOND FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited


--------------------------------------------------------------------------------
In early 2003, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   Dividends of $0.8334 per share were paid to Non-Service shareholders, on March 15, 2002, all of which was designated as "ordinary income" for federal income tax purposes.
   None of the dividends paid by the Fund during the year ended December 31, 2002 are eligible for the corporate dividend-received deduction.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.




                         24 | OPPENHEIMER BOND FUND/VA

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Name, Position(s) Held with    Principal Occupation(s) During Past 5 Years;
Fund, Length of Service, Age   Other Trusteeships/Directorships Held by
                               Trustee; Number of Portfolios in Fund Complex
                               Currently Overseen by Trustee

INDEPENDENT                    The Address of each Trustee in the chart below
TRUSTEES                       is 6803 S. Tucson Way, Centennial, CO
                               80112-3924. Each Trustee serves for an
                               indefinite term, until his or her resignation, retirement, death or removal.

James C. Swain,                Formerly, Chief Executive Officer (until August
Chairman and Trustee           27, 2002) of the Board II Funds, Vice Chairman
(since 1985)                   (until January 2, 2002) of OppenheimerFunds,
Age: 69                        Inc. (the Manager) and President and a director
                               (until 1997) of Centennial Asset Management
                               Corporation (a wholly-owned investment advisory subsidiary of the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.

William L. Armstrong,          Chairman of the following private mortgage
Trustee (since 1999)           banking companies: Cherry Creek Mortgage Company
Age: 65                        (since 1991), Centennial State Mortgage Company
                               (since 1994), The El Paso Mortgage Company
                               (since 1993), Transland Financial Services, Inc.
                               (since 1997); Chairman of the following private companies: Great Frontier Insurance (insurance agency) (since 1995) and Ambassador Media
                               Corporation (since 1984); a director of the following public companies: Storage Technology
                               Corporation (computer equipment company) (since
                               1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992),
                               UNUMProvident (insurance company) (since 1991).
                               Formerly Director of International Family
                               Entertainment (television channel) (1992-1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991-1995),
                               Frontier Real Estate, Inc. (residential real estate brokerage) (1994-1999), and Frontier
                               Title (title insurance agency) (1995-June 1999);
                               a U.S. Senator (January 1979-January 1991).
                               Oversees 41 portfolios in the OppenheimerFunds complex.

Robert G. Avis,                Formerly, Director and President of A.G. Edwards
Trustee (since 1993)           Capital, Inc. (General Partner of private equity
Age: 71                        funds) (until February 2001); Chairman,
                               President and Chief Executive Officer of A.G.
                               Edwards Capital, Inc. (until March 2000); Vice
                               Chairman and Director of A.G. Edwards, Inc. and
                               Vice Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary) (until March
                               1999); Chairman of A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor)
                               (until March 1999); and a Director (until March
                               2000) of A.G. Edwards & Sons and A.G. Edwards
                               Trust Company. Oversees 41 portfolios in the
                               OppenheimerFunds complex.

George C. Bowen,               Formerly (until April 1999): Senior Vice
Trustee (since 1997)           President (from September 1987) and Treasurer
Age: 66                        (from March 1985) of the Manager; Vice President
                               (from June 1983) and Treasurer (since March
                               1985) of OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Senior Vice
                               President (since February 1992), Treasurer
                               (since July 1991) Assistant Secretary and a director (since December 1991) of Centennial
                               Asset Management Corporation; Vice President
                               (since October 1989) and Treasurer (since April
                               1986) of HarbourView Asset Management
                               Corporation (an investment advisory subsidiary of the Manager); President, Treasurer and a director (June 1989-January 1990) of Centennial
                               Capital Corporation (an investment advisory subsidiary of the Manager); Vice President and Treasurer (since August 1978) and Secretary
                               (since April 1981) of Shareholder Services, Inc.
                               (a transfer agent subsidiary of the Manager);
                               Vice President, Treasurer and Secretary (since
                               November 1989) of Shareholder Financial
                               Services, Inc. (a transfer agent subsidiary of the Manager); Assistant Treasurer (since March
                               1998) of Oppenheimer Acquisition Corp. (the
                               Manager's parent corporation); Treasurer (since
                               November 1989) of Oppenheimer Partnership
                               Holdings, Inc. (a holding company subsidiary of the Manager); Vice President and Treasurer
                               (since July 1996) of Oppenheimer Real Asset
                               Management, Inc. (an investment advisory subsidiary of the Manager); Chief Executive
                               Officer and director (since March 1996) of
                               MultiSource Services, Inc. (a broker-dealer subsidiary of the Manager); Treasurer (since
                               October 1997) of OppenheimerFunds International
                               Ltd. and Oppenheimer Millennium Funds plc
                               (offshore fund management subsidiaries of the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.

Edward L. Cameron,             A member of The Life Guard of Mount Vernon,
Trustee (since 1999)           (George Washington's home) (since June 2000).
Age: 64                        Formerly (March 2001-May 2002) Director of
                               Genetic ID, Inc. and its subsidiaries (a privately held biotech company); a partner with PricewaterhouseCoopers LLP (from 1974-1999) (an accounting firm) and Chairman (from 1994-1998), Price Waterhouse LLP Global Investment
                               Management Industry Services Group. Oversees 41 portfolios in the OppenheimerFunds complex.

Jon S. Fossel,                 Chairman and Director (since 1998) of Rocky
Trustee (since 1990)           Mountain Elk Foundation (a not-for-profit
Age: 60                        foundation); and a director (since October 1999)
                               of P.R. Pharmaceuticals (a privately held company) and UNUMProvident (an insurance company) (since June 1, 2002). Formerly Chairman and a director (until October 1996) and President and Chief Executive Officer (until
                               October 1995) of the Manager; President, Chief
                               Executive Officer and a director of Oppenheimer
                               Acquisition Corp., Shareholders Services Inc.
                               and Shareholder Financials Services, Inc. (until
                               October 1995). Oversees 41 portfolios in the
                               OppenheimerFunds complex.







         25 | OPPENHEIMER BOND FUND/VA

TRUSTEES AND OFFICERS  Continued


Sam Freedman,                  A trustee or director of other Oppenheimer
Trustee (since 1996)           funds. Formerly (until October 1994) Mr.
Age: 62                        Freedman held several positions in subsidiary
                               or affiliated companies of the Manager.
                               Oversees 41 portfolios in the
                               OppenheimerFunds complex.

Beverly L. Hamilton,           Trustee (since 1996) of MassMutual
Trustee (since 2002)           Institutional Funds and of MML Series
Age: 56                        Investment Fund (open-end investment
                               companies); Director of MML Services (since
                               April 1987) and America Funds Emerging
                               Markets Growth Fund (since October 1991)
                               (both are investment companies), The
                               California Endowment (a philanthropy
                               organization) (since April 2002), and
                               Community Hospital of Monterey Peninsula,
                               (since February 2002); a trustee (since
                               February 2000) of Monterey International
                               Studies (an educational organization), and an advisor to Unilever (Holland)'s pension fund and to Credit Suisse First Boston's Sprout venture capital unit. Mrs. Hamilton also is a member of the investment committees of the Rockefeller Foundation, the University of
                               Michigan and Hartford Hospital. Formerly,
                               President (February 1991-April 2000) ARCO
                               Investment Management Company. Oversees 40 portfolios in the OppenheimerFunds complex.

Robert J. Malone,              Director (since 2001) of Jones Knowledge,
Trustee (since 2002)           Inc. (a privately held company), U.S.
Age: 58                        Exploration, Inc., (since 1997), Colorado
                               UpLIFT (a non-profit organization) (since
                               1986) and a trustee of the Gallagher Family
                               Foundation (since 2000). Formerly, Chairman of U.S. Bank (a subsidiary of U.S. Bancorp and formerly Colorado National Bank,) (July
                               1996-April 1, 1999) and a director of
                               Commercial Assets, Inc. (1993-2000). Oversees
                               40 portfolios in the OppenheimerFunds
                               complex.

F. William Marshall, Jr.,      Trustee (since 1996) of MassMutual
Trustee (since 2000)           Institutional Funds and of MML Series
Age: 60                        Investment Fund (open-end investment
                               companies); Trustee and Chairman (since May
                               1987) of the investment committee for the Worcester Polytech Institute; President and
                               Treasurer (since January 1999) of the SIS
                               Fund (a private not for profit charitable organization); Trustee (since 1995) of the Springfield Library and Museum Association;
                               Trustee (since 1996) of the Community Music
                               School of Springfield; Member of the
                               investment committee of the Community
                               Foundation of Western Massachusetts (since
                               1998). Formerly, Chairman (January 1999-July
                               1999) of SIS & Family Bank, F.S.B. (formerly
                               SIS Bank); President, Chief Executive Officer and Director (May 1993-December 1998) of SIS
                               Bankcorp, Inc. and SIS Bank (formerly
                               Springfield Institution for Savings) and
                               Executive Vice President (January 1999-July
                               1999) of Peoples Heritage Financial Group,
                               Inc. Oversees 41 portfolios in the
                               OppenheimerFunds complex.


--------------------------------------------------------------------------------
INTERESTED TRUSTEE             The address of Mr. Murphy in the chart below
AND OFFICER                    is 498 Seventh Avenue, New York, NY 10018.
                               Mr. Murphy serves for an indefinite term, until his resignation, retirement, death or removal.

John V. Murphy,                Chairman, Chief Executive Officer and
President and Trustee          director (since June 2001) and President
(since 2001)                   (since September 2000) of the Manager;
Age: 53                        President and a director or trustee of other
                               Oppenheimer funds; President and a director
                               (since July 2001) of Oppenheimer Acquisition
                               Corp. and of Oppenheimer Partnership
                               Holdings, Inc.; a director (since November
                               2001) of OppenheimerFunds Distributor, Inc.;
                               Chairman and a director (since July 2001) of Shareholder Services, Inc. and of Shareholder
                               Financial Services, Inc.; President and a director (since July 2001) of
                               OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of OppenheimerFunds, Inc.: OFI
                               Institutional Asset Management, Inc. and
                               Centennial Asset Management Corporation
                               (since November 2001), HarbourView Asset
                               Management Corporation and OFI Private
                               Investments, Inc. (since July 2001);
                               President (since November 1, 2001) and a director (since July 2001) of Oppenheimer
                               Real Asset Management, Inc.; a director
                               (since November 2001) of Trinity Investment
                               Management Corp. and Tremont Advisers, Inc.
                               (investment advisory affiliates of the
                               Manager); Executive Vice President (since
                               February 1997) of Massachusetts Mutual Life
                               Insurance Company (the Manager's parent
                               company); a director (since June 1995) of DLB
                               Acquisition Corporation (a holding company that owns the shares of David L. Babson &
                               Company, Inc.); formerly, Chief Operating
                               Officer (September 2000-June 2001) of the
                               Manager; President and trustee (November
                               1999-November 2001) of MML Series Investment
                               Fund and MassMutual Institutional Funds
                               (open-end investment companies); a director
                               (September 1999-August 2000) of C.M. Life
                               Insurance Company; President, Chief Executive
                               Officer and director (September 1999-August
                               2000) of MML Bay State Life Insurance
                               Company; a director (June 1989-June 1998) of
                               Emerald Isle Bancorp and Hibernia Savings
                               Bank (a wholly-owned subsidiary of Emerald
                               Isle Bancorp). Oversees 69 portfolios in the
                               OppenheimerFunds complex.





                         26 | OPPENHEIMER BOND FUND/VA

--------------------------------------------------------------------------------
OFFICERS The address of the Officers in the chart below is as follows: for Messrs. Manioudakis and Zack, 498 Seventh Avenue, New York, NY
                               10018, for Mr. Wixted, 6803 S. Tucson Way,
                               Centennial, CO 80112-3924. Each Officer
                               serves for an annual term or until his
                               earlier resignation, retirement, death or removal.

Angelo Manioudakis,            Senior Vice President of the Manager (since
Vice President (since 2002)    April 2002); formerly Executive Director and
Age: 35                        portfolio manager for Miller, Anderson &
                               Sherrerd, a division of Morgan Stanley
                               Investment Management (August 1993-April
                               2002). An officer of 9 portfolios in the OppenheimerFunds complex.

Brian W. Wixted,               Senior Vice President and Treasurer (since
Treasurer, Principal           March 1999) of the Manager; Treasurer (since
Financial and Accounting       March 1999) of HarbourView Asset Management
Officer                        Corporation, Shareholder Services, Inc.,
(since 1999)                   Oppenheimer Real Asset Management
Age: 43                        Corporation, Shareholder Financial Services,
                               Inc., Oppenheimer Partnership Holdings, Inc.,
                               OFI Private Investments, Inc. (since March
                               2000), OppenheimerFunds International Ltd.
                               and Oppenheimer Millennium Funds plc (since
                               May 2000) and OFI Institutional Asset
                               Management, Inc. (since November 2000);
                               Treasurer and Chief Financial Officer (since
                               May 2000) of Oppenheimer Trust Company (a trust company subsidiary of the Manager);
                               Assistant Treasurer (since March 1999) of
                               Oppenheimer Acquisition Corp. and
                               OppenheimerFunds Legacy Program (since April
                               2000); formerly Principal and Chief Operating
                               Officer (March 1995-March 1999), Bankers
                               Trust Company-Mutual Fund Services Division.
                               An officer of 85 portfolios in the
                               OppenheimerFunds complex.

Robert G. Zack,                Senior Vice President (since May 1985) and
Vice President and Secretary   General Counsel (since February 2002) of the
(since 2001)                   Manager; General Counsel and a director
Age: 54                        (since November 2001) of OppenheimerFunds
                               Distributor, Inc.; Senior Vice President and
                               General Counsel (since November 2001) of
                               HarbourView Asset Management Corporation;
                               Vice President and a director (since November
                               2000) of Oppenheimer Partnership Holdings,
                               Inc.; Senior Vice President, General Counsel and a director (since November 2001) of Shareholder Services, Inc., Shareholder
                               Financial Services, Inc., OFI Private
                               Investments, Inc., Oppenheimer Trust Company and OFI Institutional Asset Management, Inc.;
                               General Counsel (since November 2001) of
                               Centennial Asset Management Corporation; a director (since November 2001) of Oppenheimer
                               Real Asset Management, Inc.; Assistant
                               Secretary and a director (since November
                               2001) of OppenheimerFunds International Ltd.;
                               Vice President (since November 2001) of
                               OppenheimerFunds Legacy Program; Secretary
                               (since November 2001) of Oppenheimer
                               Acquisition Corp.; formerly Acting General
                               Counsel (November 2001-February 2002) and
                               Associate General Counsel (May 1981-October
                               2001) of the Manager; Assistant Secretary of
                               Shareholder Services, Inc. (May 1985-November
                               2001), Shareholder Financial Services, Inc.
                               (November 1989-November 2001);
                               OppenheimerFunds International Ltd. And
                               Oppenheimer Millennium Funds plc (October
                               1997-November 2001). An officer of 85
                               portfolios in the OppenheimerFunds complex.





The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.



                          27 | OPPENHEIMER BOND FUND/VA

OPPENHEIMER BOND FUND/VA


A Series of Oppenheimer Variable Account Funds
--------------------------------------------------------------------------------
Investment Advisor           OppenheimerFunds, Inc.


--------------------------------------------------------------------------------
Distributor                  OppenheimerFunds Distributor, Inc.


--------------------------------------------------------------------------------
Transfer Agent               OppenheimerFunds Services


--------------------------------------------------------------------------------
Independent Auditors         Deloitte & Touche LLP


--------------------------------------------------------------------------------
Legal Counsel to the Fund    Myer, Swanson, Adams & Wolf, P.C.


--------------------------------------------------------------------------------
Legal Counsel to the         Mayer Brown Rowe & Maw
Independent Trustees

                             For more complete information about Oppenheimer Bond Fund/VA, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds, Inc. at 1.800.981.2781.


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                                                         Distributor, Inc.



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